Balance Sheet Components Prepaid Expenses and other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Prepaid Expense and Other Assets [Abstract]
Prepaid income taxes	$ 25,064	$ 0	$ 9,529
Current deferred tax assets	14,981	15,173	7,226
Prepaid expenses	4,715	2,739	1,947
Deposits	1,584	2,049	1,193
Prepaid licenses	1,834	1,091	544
Other current assets	879	915	1,285
Total prepaid expenses and other current assets	$ 49,057	$ 21,967	$ 21,724